UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) August 1 9, 2019

(Date of earliest event reported) August 15, 2019

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street, Tulsa, OK	74103
(Address of principal executive offices)	(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On August 15, 2019, ONEOK Partners, L.P. (“ONEOK Partners”), a wholly-owned subsidiary of ONEOK, Inc., issued a notice of full redemption with respect to ONEOK Partners’ $300,000,000 in aggregate principal amount of 3.80% Senior Notes due 2020 (the “2020 Notes”), pursuant to which the 2020 Notes will be redeemed on September 14, 2019. Because the redemption date is not a business day, the redemption price will be payable on September 16, 2019. Redemption is not contingent upon any transaction or event.

The redemption is being made pursuant to the terms of the Indenture, dated as of September 25, 2006, among ONEOK Partners and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the Thirteenth Supplemental Indenture, dated as of March 20, 2015 (the “Thirteenth Supplemental Indenture”), among ONEOK Partners, ONEOK Partners Intermediate Limited Partnership (the “Intermediate Partnership”) and the Trustee, and as further supplemented and amended by the Fifteenth Supplemental Indenture, dated as of June 30, 2017, among ONEOK Partners, the Intermediate Partnership, ONEOK, Inc. and the Trustee.

The redemption price for the 2020 Notes will be equal to the greater of (i) 100% of the principal amount of the 2020 Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments (excluding accrued interest) discounted to the redemption date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Comparable Treasury Yield (as defined in the form of note attached as Exhibit A to the Thirteenth Supplemental Indenture), plus 35 basis points, plus, in each case, any accrued and unpaid interest thereon from March 15, 2019 to the redemption date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: August 19, 2019	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Strategic Planning and Corporate Affairs